EXHIBIT 10.1

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

AMENDMENT No. 28
TO
Special Business Provisions (SBP) MS-65530-0016
BETWEEN
THE BOEING COMPANY AND
Spirit AeroSystems, Inc.

THIS AMENDMENT ("SBP Amendment No. 28"), is entered into as of the last day of execution written below by and between Spirit AeroSystems, Inc., having its principal office in Wichita, Kansas ("Seller"), and The Boeing Company, a Delaware Corporation acting by and through its Boeing Commercial Airplanes division, with a place of business in Everett, Washington ("Boeing"). Hereinafter, Seller and Boeing may be referred to jointly as "Parties" hereto.

Now, therefore, in consideration of the mutual covenants set forth herein, the Parties agree as follows:

RECITALS

A. The Parties have entered into Special Business Provisions (SBP) MS-65530-0016, dated June 16, 2005, as amended ("SBP").

B. The most recent Amendment to the SBP is Amendment number 27, dated March 31,
2017.

C. The Parties have agreed to certain modifications to SBP Attachment 29 "777X Non Recurring Agreement".

AP PLICABILITY

A. This Amendment pertains only to the 777X program and the non-recurring work associated with the 777X minor model aircraft. Inclusion of this amendment does not alter any existing agreements relating to other items in the sustaining contract (SBP MS-65530-0016).

AGREEMENT

NOW THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the Parties hereby agree as follows:

THAT the SBP is hereby amended as follows:

a. Section 10.1 of SBP Attachment 29, "Tooling Incentive", is stricken in its entirety and replaced with the following:

10.1 Tooling Incentive

10.1.1 Initial Tooling Incentive

Upon submittal of all CTLs associated with the Initial Tooling [*****] Amount as set forth in Exhibit [A], if Seller's actual costs incurred in the completion of such work are less than such individual Tooling [*****] Amount (taking into account any adjustments to such

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

[*****] Amount pursuant to Section 7.0 (Initial Changes and Major Changes) then Boeing shall pay to Seller, in addition to the amounts due under Section 5.2.1, an incentive fee equal to [*****] and agreed to between the parties per section 5.2.8 ([*****] Amount Adjustments), up to a maximum of [*****]. For purposes of this paragraph, actuals cost is calculated as follows: [*****].

If an incentive is earned, Boeing will provide a purchase order within ten (10) business days of Seller's submittal of all CTLs associated with each individual Tooling [*****] Amount. Upon receipt of valid invoice from Seller, Boeing will pay such invoices per the terms of the Sustaining Contract.

Sample Incentive Calculations:

If Initial Tooling Actuals Cost= $[*****]
If Initial Tooling Actuals Cost= $[*****]
If Initial Tooling Actuals Cost= $[*****]
If Initial Tooling Actuals Cost= $[*****]
If Initial Tooling Actuals Cost= $[*****]

10. 1.2 Rate Tooling Incentive

Upon submittal of all CTLs associated with each individual Rate Tooling [*****] Amount as set forth in Exhibit [A]. if Seller' s actual costs incurred in the completion of such work are less than such individual Tooling [*****] Amount (taking into account any adjustments to such [*****] Amount pursuant to Section 7.0 (Initial Changes and Major Changes) then Boeing shall pay to Seller, in addition to the amounts due under Section 5.2.1 , an incentive fee equal to [*****] and agreed to between the parties per section 5.2.8 ([*****] Amount Adjustments). For purposes of this paragraph, actuals cost is calculated as follows: [*****].

If an incentive is earned, Boeing will provide a purchase order within ten (10) business days of Seller's submittal of all CTLs associated with each individual Tooling [*****] Amount. Upon receipt of valid invoice from Seller, Boeing will pay such invoices per the terms of the Sustaining Contract.

Sample Incentive Calculation:

All CTL's Fuselage Rate Tooling are submitted at a total value of [*****]. The [*****] for Fuselage is [*****]. The incentive to be paid to Spirit will be [*****]. Calculated as: [*****]

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

b. Exhibit A of Attachment 29, "Tooling [*****] Amount", is stricken in its entirety and replaced with the following:

777X [*****] Tooling Category	Total [*****] Amount	IDAS Configuration
Initial Tooling [*****] (Fuselage, Wing, and Propulsion) Amount	$[*****]	[*****]
Fuselage Rate Tooling [*****] Amount	Value will be mutually agreed to at a later date
Propulsion Rate Tooling [*****] Amount	Value will be mutually agreed to at a later date
Wing Rate Tooling [*****] Amount	Value will be mutually agreed to at a later date

c. Exhibit C of Attachment 29, "Tooling Bill of Material," is amended to include the following documents submitted by Seller as the Tooling Bill of Material.

“77X Initial [*****] Priced Tool List”

d. Exhibit F of Attachment 29, "Non-Recurring Tooling Cost Submittal Form," is amended to include the following documents as the Tooling Cost Submittal Form for Initial Tooling.

“Exhibit F Tooling Cost Form Template”

e. SBP Attachment 9 is updated to include reference to this Amendment 28.

THAT except as expressly provided by this SBP Amendment No. 28, all other terms, conditions, provisions and obligations of the Parties under Special Business Provisions MS-65530-0016 remain unchanged.

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

IN WITNESS WHEREOF the parties hereto have executed this SBP Amendment No. 28 as of the last day of execution as written below.

THE BOEING COMPANY	SPIRIT AEROSYSTEMS, INC.
BOEING COMMERCIAL AIRPLANES
Signature: /s/ Kaitlin R. O’Connell	Signature: /s/ Calleen M. Greer
Printed Name: Kaitlin R. O’Connell	Printed Name: Calleen M. Greer
Title: Procurement Agent	Title: Contract Specialist
Date: 06/22/2017	Date: 06/21/2017